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                                                                   EXHIBIT 99.3

                             Consent of Person Named
                          as About to Become a Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Citizens Bancshares, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit herein.



August 5, 1998


                                       /s/ EDWARD J. REITER
                                       -----------------------------------------
                                       Edward J. Reiter